EXHIBIT (i)(2)


                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 53 to the Registration Statement of Eaton Vance Income Fund of Boston (1933 Act File No. 02-42722) of my opinion dated April 12, 2002, which was filed as Exhibit (i) to Post-Effective Amendment No. 52.


                                             /s/ James M. Wall
                                             -------------------------
                                             James M. Wall, Esq.


June 6, 2002
Boston, Massachusetts